UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2017 (February 20, 2017)

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events.

As previously announced, on February 10, 2017, Immunomedics, Inc., a Delaware corporation (the “Company”), entered into a License and Development Agreement (the “License Agreement”) with Seattle Genetics, Inc., a Delaware corporation (“SGEN”), granting SGEN a worldwide, exclusive license, including the right to sublicense subject to the terms and conditions of the License Agreement, to develop, manufacture and commercialize sacituzumab govitecan (“IMMU-132”).

Pursuant to the terms of a modified “go-shop” provision in the License Agreement, until 11:59 p.m. New York City time February 19, 2017 (the “Go-Shop Period”), the Company was permitted to continue negotiating with a select number of parties that previously expressed interest in licensing IMMU-132, and accept a superior licensing proposal. After the expiration of the Go-Shop Period, the Company, pursuant to the License Agreement, became subject to customary “no-shop” restrictions on its and its representatives’ ability to solicit, discuss or negotiate alternative licensing agreement proposals from third parties with regard to IMMU-132.

In addition, on February 20, 2017, the Company and SGEN entered into a letter agreement pursuant to which the Company irrevocably waived the conditions set forth in Section 14.1(ii) of the License Agreement as a condition precedent to the closing and effectiveness of the License Agreement, to the extent such provision imposed a condition for the Company that there be no pending court or administrative challenges to the transaction.

Further, as a result of the pending litigation before the Delaware Chancery Court challenging the transactions contemplated by the License Agreement, the Company and SGEN have committed to the Court not to close the transactions contemplated by the License Agreement until March 10, 2017.

Forward-Looking Statements

This Current Report on Form 8-K, in addition to historical information, may contain forward-looking statements about the Company made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding clinical trials, patent protection, out-licensing arrangements (including the timing and amount of contingent payments pursuant to the License Agreement with SGEN), forecasts of future operating results, and capital raising activities, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Factors that could cause such differences include, but are not limited to, risks associated with new product development (including clinical trials outcome and regulatory requirements/actions), any delays or failure to receive HSR approval of the License Agreement, competitive risks to marketed products and availability of required financing and other sources of funds on acceptable terms, if at all, as well as the risks discussed in the Company’s filings with the Securities and Exchange Commission. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Michael R. Garone
Name:	Michael R. Garone
Title:	Vice President, Finance and Chief Financial Officer

Date: February 21, 2017